October 29, 2018

Via Electronic Filing

Securities and Exchange Commission

Division of Investment Management

Office of Insurance Products

100 F Street, NE

Washington, DC 20549

RE: Vermont Variable Life Insurance, File No. 811-04896

To Whom It May Concern:

As required by Rule 30e-2 under the Investment Company Act of 1940 (“Act”), as amended, National Life Insurance Company, on behalf of Vermont Variable Life Insurance Account, the Registrant, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the period ending June 30, 2018 of the underlying management investment companies in which the Registrant invests that are reflective of the contract owner’s subaccount allocation.

Underlying Management Investment Company	CIK Number
Variable Insurance Products Fund	0000356494
Fidelity Variable Insurance Products: Growth Portfolio
Fidelity Variable Insurance Products: Overseas Portfolio
Fidelity Variable Insurance Products: Equity-Income Portfolio
Fidelity Variable Insurance Products: High Income Portfolio
Variable Insurance Products Fund V	0000823535
Fidelity Variable Insurance Products: Investment Grade Bond Portfolio
Variable Insurance Products Fund V: Asset Manager Growth Portfolio
Variable Insurance Products Fund V: Money Market Portfolio
Variable Insurance Products Fund II	0000831016
Fidelity Variable Insurance Products: Contrafund Portfolio
Fidelity Variable Insurance Products: Index 500 Portfolio

We understand these management investment companies have separately filed the above listed semi-annual reports with the Securities and Exchange Commission on Form N-CSRS and therefore are incorporated herein by reference.

We have included with this filing the cover, inside pages and back pages that we include with our mailing.

Very Truly Yours,

/s/ Lisa F. Muller

Lisa Muller

Sr. Counsel

One National Life Drive

Montpelier, Vermont 05604